UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  May 1, 2018

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands (State or Other Jurisdiction of Incorporation)	001-36033 (Commission File Number)	98-1226628 (I.R.S. Employer Identification Number)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104

(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items 1.02 and 3.03.  Termination of a Material Definitive Agreement; Material Modification to Rights of Security Holders.

On May 1, 2018, at the annual meeting of Theravance Biopharma, Inc. (the “Company” or “our”), our shareholders approved a resolution approving a new shareholder rights plan and authorizing our board of directors (the “Board”) to adopt and put into effect the rights plan in the future if and when the Board deems appropriate and in the best interests of the Company.  The purpose of the resolution was to provide the Board with the ability to implement a shareholder rights plan promptly, without the delay associated with seeking further shareholder approval, if and when the Board deems appropriate and in the best interests of the Company.

In connection with shareholder approval of this resolution, the Company entered into an amendment to our existing shareholders rights plan and the related rights agreement, dated as of May 9, 2014, as amended, between the Company and Computershare Inc., to change the expiration date of the rights under the existing shareholder rights plan from May 2024 to 8:00 am, New York Time on May 1, 2018. This had the effect of terminating our existing shareholder rights plan and the associated rights agreement and rights at 8:00 am, New York Time on May 1, 2018.

The foregoing summary of the shareholder rights plan resolution and the amendment terminating our existing rights plan is qualified in its entirety by reference to the description of the shareholder rights plan resolution set forth in the proxy statement filed by the Company with the Securities and Exchange Commission on March 21, 2018 (the “Proxy”), shareholder rights plan resolution and the form of rights agreement approved by the shareholders to be entered into by the Company and the person or entity the board of directors designates as rights agent provided in Annex A to the Proxy and the amendment to our existing rights agreement set forth as Exhibit 4.2, which are incorporated herein by reference, and is intended to update the description of our ordinary shares contained in any registration statement filed with the Securities and Exchange Commission, including the registration statement on Form 10 filed on August, 1, 2013, as amended.

Item 8.01.  Other Events.

On May 1, 2018, the Company issued a press release announcing it will release financial results for the period ended March 31, 2018 after market close on Tuesday May 8, 2018 and is holding a conference call later that day to discuss the first quarter financial results and to provide a full business update.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

4.1	Shelf Rights Plan Resolution (incorporated by reference to the proxy statement filed with the Securities and Exchange Commission on March 21, 2018)

4.2	Amendment and Termination of Rights Agreement, dated as of May 1, 2018, between the Company and Computershare Inc.

99.1	Press Release dated May 1, 2018

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: May 1, 2018	By:	/s/ Renee D. Gala
Renee D. Gala
Senior Vice President and Chief Financial Officer

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